Brookline Bancorp Announces Third Quarter Results

Net Income of $13.6 million, EPS of $0.19

BOSTON, Oct. 19, 2016 /PRNewswire/ -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the "Company") today announced net income of $13.6 million, or $0.19 per basic and diluted share, for the third quarter of 2016, compared to $12.9 million, or $0.18 per basic and diluted share, for the third quarter of 2015.

Paul Perrault, President and Chief Executive Officer of the Company, stated: "We are pleased to report another strong quarter to our stockholders. The Company continues to have broad-based loan growth, solid returns, and strong asset quality. Brookline Bancorp and its employees continue to execute on our strategy of high performance for both our customers and our stockholders."

BALANCE SHEET

Total assets at September 30, 2016 increased $83.8 million to $6.4 billion from $6.3 billion at June 30, 2016, and increased $338.0 million from $6.04 billion at December 31, 2015. The increase in total assets of 5.3 percent on an annualized basis during the third quarter of 2016 was driven by increases in loans and leases. At September 30, 2016, total loans and leases were $5.3 billion, representing an increase of $73.3 million from June 30, 2016, and an increase of $336.8 million from December 31, 2015. During the third quarter of 2016, total loans and leases grew 5.6 percent on an annualized basis. Strong loan growth continued in the commercial real estate and commercial loan and lease portfolios, which increased $73.0 million during the third quarter of 2016, or 6.8 percent on an annualized basis.

Investment securities at September 30, 2016 decreased $1.2 million to $601.4 million, representing 9.4 percent of total assets, as compared to $602.6 million, or 9.6 percent of total assets, at June 30, 2016, and decreased approximately $5.6 million from $607.0 million, or 10.0 percent of total assets, at December 31, 2015.

Total deposits at September 30, 2016 increased $79.8 million to $4.6 billion from $4.5 billion at June 30, 2016 and increased $258.9 million from $4.3 billion at December 31, 2015. Core deposits, which consist of demand checking, NOW, savings, and money market accounts, increased $124.7 million from June 30, 2016 and increased $240.7 million from December 31, 2015. The average cost of interest bearing deposits increased slightly to 0.56 percent for the three months ended September 30, 2016 from 0.55 percent for the three months ended June 30, 2016.

Total borrowings at September 30, 2016 remained consistent with June 30, 2016 at $1.0 billion and increased $39.6 million from $983.0 million at December 31, 2015.

The ratio of stockholders' equity to total assets was 10.91 percent at September 30, 2016, as compared to 10.95 percent at June 30, 2016, and 11.05 percent at December 31, 2015, respectively. The ratio of tangible stockholders' equity to tangible assets was 8.82 percent at September 30, 2016 and June 30, 2016, respectively, both as compared to 8.81 percent at December 31, 2015.

NET INTEREST INCOME

Net interest income increased $2.1 million to $52.4 million during the third quarter of 2016 from the quarter ended June 30, 2016, largely as a result of loan growth, a $0.7 million increase in accretion related to acquired loans, and a $0.3 million increase in prepayment fees on loans. The net interest margin increased 4 basis points to 3.48 percent for the three months ended September 30, 2016.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $2.2 million for the quarter ended September 30, 2016, compared to $2.5 million for the quarter ended June 30, 2016.

Net charge-offs decreased $3.5 million to $0.5 million for the third quarter of 2016 from $4.0 million for the second quarter of 2016. As a result, the ratio of net charge-offs to average loans on an annualized basis decreased to 4 basis points for the third quarter of 2016 from 31 basis points for the second quarter of 2016.

The allowance for loan and lease losses represented 1.10 percent of total loans and leases at September 30, 2016, compared to 1.09 percent at June 30, 2016, and 1.14 percent at December 31, 2015. The allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases was 1.15 percent at September 30, 2016, compared to 1.13 percent at June 30, 2016, and 1.20 percent at December 31, 2015.

NON-INTEREST INCOME

Non-interest income for the quarter ended September 30, 2016 decreased $0.1 million to $5.3 million from $5.4 million for the quarter ended June 30, 2016, primarily driven by a decrease of $0.4 million in loan level derivative income offset by an increase of $0.1 million in deposit fees and an increase of $0.2 million in gain on sales of loans and leases held-for-sale.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended September 30, 2016 increased $1.1 million to $33.4 million from $32.3 million for the quarter ended June 30, 2016. The Company's efficiency ratio was 57.89 percent at September 30, 2016, compared with 57.97 percent at June 30, 2016.

PROVISION FOR INCOME TAXES

The effective tax rate was 35.4 percent for the three months ended September 30, 2016 and was 35.6 percent for the nine months ended September 30, 2016.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The return on average assets increased during the third quarter of 2016 to 0.86 percent at September 30, 2016 from 0.81 percent at June 30, 2016. The return on average tangible assets increased to 0.88 percent for the third quarter of 2016 from 0.83 percent for the second quarter of 2016.

The return on average stockholders' equity increased during the third quarter of 2016 to 7.83 percent from 7.38 percent for the second quarter of 2016. The return on average tangible stockholders' equity increased to 9.94 percent for the third quarter of 2016 from 9.40 percent for the second quarter of 2016.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.70 percent at September 30, 2016 as compared to 0.63 percent at June 30, 2016. Nonperforming loans and leases increased $4.5 million to $37.6 million at September 30, 2016 from $33.1 million at June 30, 2016. Nonperforming assets at September 30, 2016 increased $4.9 million to $38.7 million, or 0.61 percent of total assets, from $33.8 million, or 0.54 percent of total assets, at June 30, 2016. The increase in nonperforming loans and leases and nonperforming assets was primarily driven by certain taxi medallion loans that were placed on nonaccrual.

DIVIDEND DECLARED

The Company's Board of Directors approved a dividend of $0.09 per share for the quarter ended September 30, 2016. The dividend will be paid on November 18, 2016 to stockholders of record on November 4, 2016.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Daylight Time on Thursday, October 20, 2016 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10093594. The call will be available live and in a recorded version on the Company's website under "Investor Relations" at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $6.4 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company's Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders' equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$ 52,350	$ 50,257	$ 49,203	$ 50,078	$ 48,587
Provision for credit losses	2,215	2,545	2,378	1,520	1,755
Non-interest income	5,329	5,375	6,469	6,063	4,784
Non-interest expense	33,388	32,250	32,053	32,329	31,270
Income before provision for income taxes	22,076	20,837	21,241	22,292	20,346
Net income attributable to Brookline Bancorp, Inc.	13,617	12,654	12,812	13,327	12,888

Performance Ratios:
Net interest margin (1)	3.48%	3.44%	3.45%	3.54%	3.54%
Interest-rate spread (1)	3.32%	3.25%	3.26%	3.42%	3.41%
Return on average assets	0.86%	0.81%	0.84%	0.89%	0.89%
Return on average tangible assets (non-GAAP)	0.88%	0.83%	0.86%	0.92%	0.91%
Return on average stockholders' equity	7.83%	7.38%	7.57%	7.99%	7.81%
Return on average tangible stockholders' equity (non-GAAP)	9.94%	9.40%	9.69%	10.28%	10.11%
Efficiency ratio (2)	57.89%	57.97%	57.57%	57.59%	58.59%

Per Common Share Data:
Net income — Basic	$ 0.19	$ 0.18	$ 0.18	$ 0.19	$ 0.18
Net income — Diluted	0.19	0.18	0.18	0.19	0.18
Cash dividends declared	0.090	0.090	0.090	0.090	0.090
Book value per share (end of period)	9.90	9.82	9.69	9.51	9.45
Tangible book value per share (end of period) (non-GAAP)	7.81	7.73	7.59	7.39	7.33
Stock price (end of period)	12.19	11.03	11.01	11.50	10.14

Balance Sheet:
Total assets	$ 6,380,312	$ 6,296,502	$ 6,181,030	$ 6,042,338	$ 5,839,529
Total loans and leases	5,332,300	5,259,038	5,130,445	4,995,540	4,829,152
Total deposits	4,564,906	4,485,154	4,393,456	4,306,018	4,144,577
Brookline Bancorp, Inc. stockholders' equity	696,371	689,656	680,417	667,485	663,468

Asset Quality:
Nonperforming assets	$ 38,704	$ 33,809	$ 32,470	$ 20,676	$ 21,025
Nonperforming assets as a percentage of total assets	0.61%	0.54%	0.53%	0.34%	0.36%
Allowance for loan and lease losses	$ 58,892	$ 57,258	$ 58,606	$ 56,739	$ 56,472
Allowance for loan and lease losses as a percentage of total loans and leases	1.10%	1.09%	1.14%	1.14%	1.17%
Net loan and lease charge-offs	$ 520	$ 4,018	$ 400	$ 1,389	$ 1,599
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.04%	0.31%	0.03%	0.11%	0.13%

Capital Ratios:
Stockholders' equity to total assets	10.91%	10.95%	11.01%	11.05%	11.36%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.82%	8.82%	8.83%	8.81%	9.04%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$ 32,196	$ 22,677	$ 31,127	$ 28,753	$ 27,299
Short-term investments	32,351	47,265	42,795	46,736	19,745
Total cash and cash equivalents	64,547	69,942	73,922	75,489	47,044
Investment securities available-for-sale	524,295	532,967	536,182	513,201	526,764
Investment securities held-to-maturity	77,094	69,590	83,409	93,757	63,097
Total investment securities	601,389	602,557	619,591	606,958	589,861
Loans and leases held-for-sale	21,109	1,585	3,190	13,383	10,992
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	2,038,477	1,974,289	1,958,057	1,875,592	1,810,550
Multi-family mortgage	703,743	721,771	682,317	658,480	614,560
Construction	141,208	144,463	126,024	130,322	138,261
Total commercial real estate loans	2,883,428	2,840,523	2,766,398	2,664,394	2,563,371
Commercial loans and leases:
Commercial	652,316	628,281	616,290	592,531	580,711
Equipment financing	764,647	750,503	721,621	721,890	684,331
Condominium association	53,903	61,962	60,728	59,875	57,562
Total commercial loans and leases	1,470,866	1,440,746	1,398,639	1,374,296	1,322,604
Indirect automobile loans	7,607	9,281	11,220	13,678	16,294
Consumer loans:
Residential mortgage	617,065	624,423	617,501	616,449	606,063
Home equity	340,954	333,527	318,859	314,553	308,371
Other consumer	12,380	10,538	17,828	12,170	12,449
Total consumer loans	970,399	968,488	954,188	943,172	926,883
Total loans and leases	5,332,300	5,259,038	5,130,445	4,995,540	4,829,152
Allowance for loan and lease losses	(58,892)	(57,258)	(58,606)	(56,739)	(56,472)
Net loans and leases	5,273,408	5,201,780	5,071,839	4,938,801	4,772,680
Restricted equity securities	65,683	64,677	65,438	66,117	75,553
Premises and equipment, net of accumulated depreciation	75,462	76,131	77,128	78,156	77,472
Deferred tax asset	22,894	22,301	24,181	26,817	25,730
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net of accumulated amortization	8,754	9,377	9,998	10,633	11,357
Other real estate owned and repossessed assets	1,152	751	565	1,343	1,301
Other assets	108,024	109,511	97,288	86,751	89,649
Total assets	$ 6,380,312	$ 6,296,502	$ 6,181,030	$ 6,042,338	$ 5,839,529
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$ 889,278	$ 852,869	$ 793,195	$ 799,117	$ 785,210
Interest-bearing deposits:
NOW accounts	298,629	295,126	286,920	283,972	254,767
Savings accounts	591,156	557,607	555,843	540,788	500,104
Money market accounts	1,679,797	1,628,550	1,649,348	1,594,269	1,540,104
Certificate of deposit accounts	1,106,046	1,151,002	1,108,150	1,087,872	1,064,392
Total interest-bearing deposits	3,675,628	3,632,285	3,600,261	3,506,901	3,359,367
Total deposits	4,564,906	4,485,154	4,393,456	4,306,018	4,144,577
Borrowed funds:
Advances from the FHLBB	900,971	904,685	905,953	861,866	848,913
Subordinated debentures and notes	83,043	83,021	82,978	82,936	82,873
Other borrowed funds	38,639	40,733	39,378	38,227	28,434
Total borrowed funds	1,022,653	1,028,439	1,028,309	983,029	960,220
Mortgagors' escrow accounts	8,166	7,419	7,905	7,516	7,996
Accrued expenses and other liabilities	81,670	79,541	64,566	72,289	57,996
Total liabilities	5,677,395	5,600,553	5,494,236	5,368,852	5,170,789
Stockholders' equity:
Brookline Bancorp, Inc. stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 75,744,445 shares issued	757	757	757	757	757
Additional paid-in capital	616,142	617,738	617,477	616,899	616,252
Retained earnings, partially restricted	129,740	122,469	116,151	109,675	102,684
Accumulated other comprehensive (loss) income	4,896	5,969	3,352	(2,476)	1,191
Treasury stock, at cost;
4,734,512 shares, 4,862,193 shares, 4,861,554 shares, 4,861,554 shares, and 4,861,085 shares, respectively	(54,151)	(56,215)	(56,208)	(56,208)	(56,202)
Unallocated common stock held by the Employee Stock Ownership Plan;
185,787 shares, 194,880 shares, 203,973 shares, 213,066 shares, and 222,645 shares, respectively	(1,013)	(1,062)	(1,112)	(1,162)	(1,214)
Total Brookline Bancorp, Inc. stockholders' equity	696,371	689,656	680,417	667,485	663,468
Noncontrolling interest in subsidiary	6,546	6,293	6,377	6,001	5,272
Total stockholders' equity	702,917	695,949	686,794	673,486	668,740
Total liabilities and stockholders' equity	$ 6,380,312	$ 6,296,502	$ 6,181,030	$ 6,042,338	$ 5,839,529

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$ 57,858	$ 55,369	$ 54,247	$ 54,814	$ 52,725
Debt securities	2,822	3,075	2,932	2,936	2,866
Marketable and restricted equity securities	804	729	680	668	1,079
Short-term investments	47	63	39	30	17
Total interest and dividend income	61,531	59,236	57,898	58,448	56,687
Interest expense:
Deposits	5,112	5,018	4,745	4,554	4,326
Borrowed funds	4,069	3,961	3,950	3,816	3,774
Total interest expense	9,181	8,979	8,695	8,370	8,100
Net interest income	52,350	50,257	49,203	50,078	48,587
Provision for credit losses	2,215	2,545	2,378	1,520	1,755
Net interest income after provision for credit losses	50,135	47,712	46,825	48,558	46,832
Non-interest income:
Deposit fees	2,289	2,216	2,145	2,208	2,261
Loan fees	330	287	330	364	205
Loan level derivative income, net	858	1,210	1,629	1,556	900
Gain on sales of loans and leases held-for-sale	588	345	905	614	446
Other	1,264	1,317	1,460	1,321	972
Total non-interest income	5,329	5,375	6,469	6,063	4,784
Non-interest expense:
Compensation and employee benefits	20,369	19,083	18,727	18,788	17,875
Occupancy	3,411	3,391	3,526	3,482	3,535
Equipment and data processing	3,826	3,898	3,714	3,537	3,600
Professional services	997	962	966	951	984
FDIC insurance	956	843	878	883	929
Advertising and marketing	844	853	861	903	878
Amortization of identified intangible assets	623	621	635	724	725
Other	2,362	2,599	2,746	3,061	2,744
Total non-interest expense	33,388	32,250	32,053	32,329	31,270
Income before provision for income taxes	22,076	20,837	21,241	22,292	20,346
Provision for income taxes	7,804	7,465	7,599	8,237	6,897
Net income before noncontrolling interest in subsidiary	14,272	13,372	13,642	14,055	13,449
Less net income attributable to noncontrolling interest in subsidiary	655	718	830	728	561
Net income attributable to Brookline Bancorp, Inc.	$ 13,617	$ 12,654	$ 12,812	$ 13,327	$ 12,888
Earnings per common share:
Basic	$ 0.19	$ 0.18	$ 0.18	$ 0.19	$ 0.18
Diluted	$ 0.19	$ 0.18	$ 0.18	$ 0.19	$ 0.18
Weighted average common shares outstanding during the period:
Basic	70,299,722	70,196,950	70,185,356	70,177,382	70,129,056
Diluted	70,450,760	70,388,438	70,341,843	70,318,657	70,240,020
Dividends declared per common share	$ 0.090	$ 0.090	$ 0.090	$ 0.090	$ 0.090

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,
	2016	2015
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$ 167,474	$ 157,790
Debt securities	8,829	8,480
Marketable and restricted equity securities	2,213	2,094
Short-term investments	149	98
Total interest and dividend income	178,665	168,462
Interest expense:
Deposits	14,875	12,926
Borrowed funds	11,980	11,249
Total interest expense	26,855	24,175
Net interest income	151,810	144,287
Provision for credit losses	7,138	5,931
Net interest income after provision for credit losses	144,672	138,356
Non-interest income:
Deposit Fees	6,650	6,522
Loan Fees	977	818
Loan level derivative income, net	3,697	1,841
Gain on sales of loans and leases held-for-sale	1,986	1,594
Other	3,893	3,346
Total non-interest income	17,203	14,121
Non-interest expense:
Compensation and employee benefits	58,179	52,484
Occupancy	10,328	10,444
Equipment and data processing	11,468	11,300
Professional services	2,925	3,241
FDIC insurance	2,677	2,627
Advertising and marketing	2,558	2,449
Amortization of identified intangible assets	1,879	2,187
Other	7,707	8,316
Total non-interest expense	97,721	93,048
Income before provision for income taxes	64,154	59,429
Provision for income taxes	22,868	21,116
Net income before noncontrolling interest in subsidiary	41,286	38,313
Less net income attributable to noncontrolling interest in subsidiary	2,203	1,857
Net income attributable to Brookline Bancorp, Inc.	$ 39,083	$ 36,456
Earnings per common share:
Basic	$ 0.56	$ 0.52
Diluted	$ 0.56	$ 0.52
Weighted average common shares outstanding during the period:
Basic	70,228,127	70,071,999
Diluted	70,394,465	70,207,983
Dividends declared per common share	$ 0.270	$ 0.265

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$ 1,688	$ 2,408	$ 5,440	$ 5,482	$ 3,155
Multi-family mortgage	1,418	1,446	1,446	291	309
Total commercial real estate loans	3,106	3,854	6,886	5,773	3,464

Commercial	24,051	17,944	15,050	6,264	8,326
Equipment financing	6,652	6,947	5,391	2,610	2,896
Total commercial loans and leases	30,703	24,891	20,441	8,874	11,222

Indirect automobile loans	179	248	308	675	629

Residential mortgage	1,749	2,048	2,132	2,225	2,539
Home equity	1,780	1,976	2,104	1,757	1,818
Other consumer	35	41	34	29	52
Total consumer loans	3,564	4,065	4,270	4,011	4,409

Total nonaccrual loans and leases	37,552	33,058	31,905	19,333	19,724

Other real estate owned	367	407	408	729	1,149
Other repossessed assets	785	344	157	614	152
Total nonperforming assets	$ 38,704	$ 33,809	$ 32,470	$ 20,676	$ 21,025

Loans and leases past due greater than 90 days and still accruing	$ 8,275	$ 4,151	$ 3,512	$ 8,690	$ 8,792

Troubled debt restructurings on accrual	16,303	15,693	16,697	17,953	17,746
Troubled debt restructurings on nonaccrual	15,715	15,621	14,614	4,965	5,960
Total troubled debt restructurings	$ 32,018	$ 31,314	$ 31,311	$ 22,918	$ 23,706

Nonperforming loans and leases as a percentage of total loans and leases	0.70%	0.63%	0.62%	0.39%	0.41%
Nonperforming assets as a percentage of total assets	0.61%	0.54%	0.53%	0.34%	0.36%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$ 57,258	$ 58,606	$ 56,739	$ 56,472	$ 56,398
Charge-offs	(839)	(4,324)	(875)	(1,929)	(1,931)
Recoveries	319	306	475	540	332
Net charge-offs	(520)	(4,018)	(400)	(1,389)	(1,599)
Provision for loan and lease losses	2,154	2,670	2,267	1,656	1,673
Allowance for loan and lease losses at end of period	$ 58,892	$ 57,258	$ 58,606	$ 56,739	$ 56,472

Allowance for loan and lease losses as a percentage of total loans and leases	1.10%	1.09%	1.14%	1.14%	1.17%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	1.15%	1.13%	1.20%	1.20%	1.25%

NET CHARGE-OFFS:
Commercial real estate loans	$ 50	$ 1,153	$ 331	$ —	$ —
Commercial loans and leases	375	2,316	64	1,302	1,276
Indirect automobile loans	7	(15)	13	3	117
Consumer loans	88	564	(8)	84	206
Total net charge-offs	$ 520	$ 4,018	$ 400	$ 1,389	$ 1,599

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.04%	0.31%	0.03%	0.11%	0.13%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	September 30, 2016			June 30, 2016			September 30, 2015
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$ 604,394	$ 2,910	1.93%	$ 605,383	$ 3,157	2.09%	$ 587,804	$ 2,904	1.98%
Marketable and restricted equity securities (2)	66,981	836	4.99%	66,422	732	4.41%	76,530	1,111	5.81%
Short-term investments	36,273	47	0.51%	60,570	63	0.42%	36,163	17	0.19%
Total investments	707,648	3,793	2.14%	732,375	3,952	2.16%	700,497	4,032	2.30%
Loans and Leases:
Commercial real estate loans (3)	2,872,733	29,470	4.10%	2,784,627	28,278	4.06%	2,531,729	26,739	4.22%
Commercial loans (3)	717,265	7,130	3.90%	689,696	6,649	3.82%	636,756	6,570	4.05%
Equipment financing (3)	759,622	12,189	6.42%	730,193	11,751	6.44%	664,010	11,300	6.81%
Indirect automobile loans (3)	8,466	103	4.83%	10,255	109	4.27%	17,872	182	4.05%
Residential mortgage loans (3)	620,741	5,513	3.55%	626,249	5,633	3.60%	613,678	5,437	3.54%
Other consumer loans (3)	348,050	3,707	4.22%	340,796	3,200	3.76%	315,402	2,707	3.40%
Total loans and leases	5,326,877	58,112	4.36%	5,181,816	55,620	4.29%	4,779,447	52,935	4.43%
Total interest-earning assets	6,034,525	61,905	4.10%	5,914,191	59,572	4.03%	5,479,944	56,967	4.16%
Allowance for loan and lease losses	(58,032)			(58,789)			(56,833)
Non-interest-earning assets	383,604			382,061			367,358
Total assets	$ 6,360,097			$ 6,237,463			$ 5,790,469

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$ 295,762	52	0.07%	$ 294,484	53	0.07%	$ 246,163	44	0.07%
Savings accounts	566,192	318	0.22%	554,474	336	0.24%	516,877	257	0.20%
Money market accounts	1,678,937	1,905	0.45%	1,655,843	1,867	0.45%	1,550,477	1,664	0.43%
Certificates of deposit	1,112,831	2,837	1.01%	1,132,272	2,762	0.98%	1,043,418	2,361	0.90%
Total interest-bearing deposits	3,653,722	5,112	0.56%	3,637,073	5,018	0.55%	3,356,935	4,326	0.51%
Borrowings
Advances from the FHLBB	921,396	2,778	1.18%	879,499	2,678	1.20%	801,379	2,495	1.22%
Subordinated debentures and notes	83,036	1,259	6.07%	82,997	1,258	6.06%	82,866	1,251	6.04%
Other borrowed funds	46,417	32	0.27%	41,305	25	0.24%	32,134	28	0.34%
Total borrowings	1,050,849	4,069	1.52%	1,003,801	3,961	1.56%	916,379	3,774	1.61%
Total interest-bearing liabilities	4,704,571	9,181	0.78%	4,640,874	8,979	0.78%	4,273,314	8,100	0.75%
Non-interest-bearing liabilities:
Demand checking accounts	863,854			825,880			793,785
Other non-interest-bearing liabilities	90,025			78,497			58,414
Total liabilities	5,658,450			5,545,251			5,125,513
Brookline Bancorp, Inc. stockholders' equity	695,205			685,996			659,761
Noncontrolling interest in subsidiary	6,442			6,216			5,195
Total liabilities and equity	$ 6,360,097			$ 6,237,463			$ 5,790,469
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		52,724	3.32%		50,593	3.25%		48,867	3.41%
Less adjustment of tax-exempt income		374			336			280
Net interest income		$ 52,350			$ 50,257			$ 48,587
Net interest margin (5)			3.48%			3.44%			3.54%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Nine Months Ended
	September 30, 2016			September 30, 2015
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$ 604,603	$ 9,078	2.00%	$ 577,967	$ 8,529	1.97%
Marketable and restricted equity securities (2)	66,764	2,247	4.49%	76,218	2,126	3.72%
Short-term investments	46,198	149	0.43%	57,197	98	0.23%
Total investments	717,565	11,474	2.13%	711,382	10,753	2.02%
Loans and Leases:
Commercial real estate loans (3)	2,785,472	85,014	4.07%	2,504,739	79,375	4.23%
Commercial loans (3)	692,634	20,430	3.88%	629,115	19,471	4.09%
Equipment financing (3)	738,990	35,690	6.44%	634,310	32,637	6.86%
Indirect automobile loans (3)	10,398	365	4.68%	106,210	2,542	3.20%
Residential mortgage loans (3)	624,102	16,705	3.57%	593,371	16,005	3.60%
Other consumer loans (3)	339,672	10,024	3.93%	307,878	8,373	3.63%
Total loans and leases	5,191,268	168,228	4.32%	4,775,623	158,403	4.42%
Total interest-earning assets	5,908,833	179,702	4.05%	5,487,005	169,156	4.11%
Allowance for loan and lease losses	(57,982)			(55,536)
Non-interest-earning assets	379,761			370,038
Total assets	$ 6,230,612			$ 5,801,507

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$ 289,908	156	0.07%	$ 244,253	132	0.07%
Savings accounts	561,798	998	0.24%	537,606	793	0.20%
Money market accounts	1,654,700	5,547	0.45%	1,544,085	5,173	0.45%
Certificates of deposit	1,107,600	8,174	0.99%	1,042,111	6,828	0.88%
Total interest-bearing deposits	3,614,006	14,875	0.55%	3,368,055	12,926	0.51%
Borrowings
Advances from the FHLBB	888,406	8,125	1.20%	841,196	7,414	1.16%
Subordinated debentures and notes	82,996	3,773	6.06%	82,826	3,749	6.03%
Other borrowed funds	42,463	82	0.26%	34,808	86	0.33%
Total borrowings	1,013,865	11,980	1.55%	958,830	11,249	1.55%
Total interest-bearing liabilities	4,627,871	26,855	0.78%	4,326,885	24,175	0.75%
Non-interest-bearing liabilities:
Demand checking accounts	829,659			757,811
Other non-interest-bearing liabilities	80,774			57,328
Total liabilities	5,538,304			5,142,024
Brookline Bancorp, Inc. stockholders' equity	686,134			654,596
Noncontrolling interest in subsidiary	6,174			4,887
Total liabilities and equity	$ 6,230,612			$ 5,801,507
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		152,847	3.27%		144,981	3.36%
Less adjustment of tax-exempt income		1,037			694
Net interest income		$ 151,810			$ 144,287
Net interest margin (5)			3.46%			3.53%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

	At and for the Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(Dollars in Thousands)

Net income, as reported	$ 13,617	$ 12,654	$ 12,812	$ 13,327	$ 12,888

Average total assets	$ 6,360,097	$ 6,237,463	$ 6,092,858	$ 5,957,191	$ 5,790,469
Less: Average goodwill and average identified intangible assets, net	146,997	147,619	148,248	148,930	149,669
Average tangible assets	$ 6,213,100	$ 6,089,844	$ 5,944,610	$ 5,808,261	$ 5,640,800

Return on average tangible assets (annualized)	0.88%	0.83%	0.86%	0.92%	0.91%

Average total stockholders' equity	$ 695,205	$ 685,996	$ 677,101	$ 667,471	$ 659,761
Less: Average goodwill and average identified intangible assets, net	146,997	147,619	148,248	148,930	149,669
Average tangible stockholders' equity	$ 548,208	$ 538,377	$ 528,853	$ 518,541	$ 510,092

Return on average tangible stockholders' equity (annualized)	9.94%	9.40%	9.69%	10.28%	10.11%

Brookline Bancorp, Inc. stockholders' equity	$ 696,371	$ 689,656	$ 680,417	$ 667,485	$ 663,468
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	8,754	9,377	9,998	10,633	11,357
Tangible stockholders' equity	$ 549,727	$ 542,389	$ 532,529	$ 518,962	$ 514,221

Total assets	$ 6,380,312	$ 6,296,502	$ 6,181,030	$ 6,042,338	$ 5,839,529
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	8,754	9,377	9,998	10,633	11,357
Tangible assets	$ 6,233,668	$ 6,149,235	$ 6,033,142	$ 5,893,815	$ 5,690,282

Tangible stockholders' equity to tangible assets	8.82%	8.82%	8.83%	8.81%	9.04%

Tangible stockholders' equity	$ 549,727	$ 542,389	$ 532,529	$ 518,962	$ 514,221

Number of common shares issued	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445
Less:
Treasury shares	4,734,512	4,862,193	4,861,554	4,861,554	4,861,085
Unallocated ESOP shares	185,787	194,880	203,973	213,066	222,645
Unvested restricted shares	476,938	484,066	486,035	486,035	486,999
Number of common shares outstanding	70,347,208	70,203,306	70,192,883	70,183,790	70,173,716

Tangible book value per common share	$ 7.81	$ 7.73	$ 7.59	$ 7.39	$ 7.33

Allowance for loan and lease losses	$ 58,892	$ 57,258	$ 58,606	$ 56,739	$ 56,472
Less:
Allowance for acquired loans and leases losses	1,640	2,178	1,938	1,752	2,048
Allowance for originated loan and lease losses	$ 57,252	$ 55,080	$ 56,668	$ 54,987	$ 54,424

Total loans and leases	$ 5,332,300	$ 5,259,038	$ 5,130,445	$ 4,995,540	$ 4,829,152
Less:
Total acquired loans and leases	346,377	371,986	395,782	422,652	457,922
Total originated loans and leases	$ 4,985,923	$ 4,887,052	$ 4,734,663	$ 4,572,888	$ 4,371,230

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.15%	1.13%	1.20%	1.20%	1.25%

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